AMENDMENT NO. 1

TO

ASSET/SHARE PURCHASE AGREEMENT

This Amendment No. 1 (the "Amendment") dated 24TH JUNE 2020 modifies the Asset/Share Purchase Agreement between Sharps Technology, Inc. ("Sharps"), Safegard Medical (Hungary) Kft ("Safegard"), Numan Holding Ltd ("Numan"), Cortrus Services S.A. ("Cortrus") and Latitude Investments Limited ("Latitude") dated 10TH JUNE 2020 (the "Purchase Agreement").

Sharps, Safegard, Numan, Cortrus and Latitude are collectively referred to as the "Parties".

WHEREAS, the Parties entered into the Purchase Agreement whereby Sharps, subject to the terms and conditions of the Purchase Agreement, received the right to purchase 100% of the capital stock or assets of Safegard;

WHEREAS, the Hungarian government has recently enacted legislation (the "Legislation") which requires government approval ("Approval") of an acquisition of a 'Strategic Company' (which by definition includes Safegard), by a non-EU legal entity; and

WHEREAS, as a result of the Legislation, the Parties agree to amend the terms of the Purchase Agreement as set forth below, with the understanding that all other provisions of the Purchase Agreement shall remain unchanged.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the Parties hereto agree as follows:

1. The Parties agree that the effects of the Legislation are material to the transaction contemplated by the Purchase Agreement and that they will take steps to seek such Approval.

2. The Parties agree that in the event that the Hungarian Government indicates that Approval will not be granted or that significant steps which require additional capital or result in delays will occur (a "Negative Determination"), it shall be deemed a Material Adverse Event as defined in the Purchase Agreement. In such event, Sharps shall have the right to terminate the Agreement in accordance with Sections 7.16 and 7.17 of the Purchase Agreement, depending on when the Parties receive notice of such Negative Determination.

3. Except as modified hereby, the terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

[Signature Page Follows]

[Signature Page to Amendment No 1 to Purchase Agreement]

SIGNED by for and on behalf of

SHARPS TECHNOLOGY INC

SIGNED ____________________

NAME SOREN CHRISTIANSEN

SIGNED by for and on behalf of

SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED ____________________

NAME FILIPPI FILIPPO

SIGNED by for and on behalf of

CORPSERVE LIMITED. as sole corporate director of

NUMAN HOLDING LTD

SIGNED ____________________

NAME ____________________

SIGNED by for and on behalf of

CORPSERVE LIMITED as sole corporate director of

CORTRUS SERVICES S.A.

SIGNED ____________________

NAME ____________________

[Signature Page to Amendment No. 1 to Purchase Agreement]

SIGNED by for and on behalf of

SHARPS TECHNOLOGY INC

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

CORPSERVE LIMITED. as sole corporate director of

NUMAN HOLDING LTD

SIGNED ______________________________

NAME Chris Spencer Renilde Van Roost

SIGNED by for and on behalf of

CORPSERVE LIMITED as sole corporate director of

CORTRUS SERVICES S.A.

SIGNED ______________________________

NAME Chris Spencer Renilde Van Roost

SIGNED by for and on behalf of

KESTREL S.A. as sole corporate director of

LATITUDE INVESTMENTS LIMITED

SIGNED ______________________________

NAME ______________________________

[Signature Page to Amendment No. 1 to Purchase Agreement]

SIGNED by for and on behalf of

SHARPS TECHNOLOGY INC

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

CORPSERVE LIMITED. as sole corporate director of

NUMAN HOLDING LTD

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

CORPSERVE LIMITED as sole corporate director of

CORTRUS SERVICES S.A.

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

KESTREL S.A. as sole corporate director of

LATITUDE INVESTMENTS LIMITED

SIGNED ______________________________

NAME JEAN-MAURICE EMERY JESAHEL RUFENER MACÁRIO